BRIKEN LLC

1115 Inman Ave

Suite 913

Edison, N.J. 08820

October 1, 2018

SEED FUNDING LOAN

This document confirms BRIKEN, LLC’s commitment to provide a loan for seed funding up to $5,000 per month for six months up to a total of $60,000 10sion Holdings Inc. This loan will be provided for expenses incurred during the six months following the effective date of a registration statement on Form S-1 to be filed with the US Securities and Exchange Commission.

Briken, LLC

By:	/s/ Kenneth D. Bland
Kenneth D. Bland, Managing Member